SECURITIES AND EXCHANGE COMMISSION
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                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 7, 2006

                         TELESIS TECHNOLOGY CORPORATION.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

            000-51008                                04-3684840
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     (Commission File Number)              (IRS Employer Identification No.)


                          1611 12th Street East, Unit B
                             Palmetto, Florida 34221
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               (Address of Principal Executive Offices) (Zip Code)

                                  (941)795-7441
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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                   (Former Name or Former Address, if Changed
                               Since Last Report)




Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]
Pre-commencement communications

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Item 8.01 Other Events.


On April 7, 2006, Telesis Technology Corporation (the "Company") announced in a press release, a copy of which is attached hereto as Exhibit 99.1, that the Company has received a series of new orders totaling $ 570,000.00 specifically for the support of weapons systems, ground support, and an aerospace equipment spares program as of the first quarter ended March 31, 2006. Deliveries and performance on these contracts are expected to commence during the first half of 2006.


Item 9.01 Financial Statements and Exhibits.

Exhibit No.     Description.
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99.1            Press Release







                                   SIGNATURES
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Pursuant  to  the  requirements  of the Securities and Exchange Act of 1934, the
Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


TELESIS TECHNOLOGY CORPORATION.



By: /s/ Hasit Vibhakar
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        HASIT VIBHAKAR, Chairman, CEO & President

Date: April 10, 2006

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